Stein Roe Mutual Funds

Annual Report
JUNE 30, 1997

Stein Roe Money Market Fund
Cash Reserves Fund

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Stein Roe Mutual Funds
Building Wealth for Generations(sm)

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
Contents
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Q&A
Cash Reserves Fund................................................   3

   Interview with the portfolio manager and a summary of investment activity

Investments.......................................................   6

   A complete list of investments with market values

Financial Statements..............................................   8

   Balance sheet, statement of operations and changes in net assets

Notes to Financial Statements.....................................   11

Financial Highlights..............................................   14

   Selected per-share data

Report of Independent Auditors....................................   16

General Information...............................................   17

   A guide to products and services


                Must be preceded or accompanied by a prospectus.

From the President
Photo of: Timothy K. Armour

To Our Shareholders
We're pleased to present this annual report for the Stein Roe Cash Reserves Fund. In the following pages, we'll provide you with an overview of the economic events that occurred over the past year and explain how we positioned Cash Reserves Fund to respond to these events.

Will the real economic numbers please stand up?
The past 12 months were an eventful period for U.S. money market funds, as mixed economic data caused money market rates -- which tend to reflect future expectations for short-term interest rates -- to fluctuate sharply throughout the period. Money market funds were particularly vulnerable in the days prior to and immediately following the release of monthly employment reports, which the market tends to use as a gauge of U.S. economic strength. Overall, the yield on the three-month Treasury bill rose from 5.19 percent on June 30, 1996, to 5.24 percent on June 30, 1997.
     The rise in Treasury bill yields occurred in mid-December, when comments voiced by ranking Federal Reserve officials were interpreted as evidence that they might raise interest rates. Soon after, however, a new round of economic reports showed no discernible increase in inflation and only a modest uptick in job growth, suggesting there was little need for a rate hike. Federal Reserve Chairman Alan Greenspan echoed this belief, when he told the Senate Budget Committee that he saw few signs of the "inflationary tensions" that had hampered past economic expansions. It appears that Greenspan's comments were enough to calm investors' fears. In fact, many started to believe that economic growth would slow in 1997, helping to resolve many of the conflicts that had plagued money market investors throughout much of 1996.
     But, as the new year unfolded, that notion was quickly dispelled as a wide range of indicators suggested the economy actually was gaining momentum. Among the economic data that supported this new outlook were reports of stronger-than-anticipated growth in durable goods orders and personal income, a surprisingly resilient housing market and a 10-year high in consumer confidence levels. In spite of this strong economic growth, inflation remained relatively tame as lower health care and benefits costs helped keep overall labor costs in check and a stronger dollar helped make imported goods less expensive for U.S. consumers. Nonetheless, many believed more robust economic growth would force the Federal Reserve to raise interest rates in an effort to preempt higher inflation going forward. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate -- the rate large commercial banks charge one another for overnight loans -- from 5.25 percent to 5.50 percent.

   Although most economic reports now suggest inflation is under control, we think there could be some continued pressure on interest rates going forward. We do not, however, expect interest rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. As a result, while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will slow enough in the coming months to quell any remaining inflationary pressures, eliminating the need to raise interest rates much, if any, higher. Nonetheless, even without the backwind of higher rates, we think money market funds will continue to do well as investors seek a safe haven for their investment dollars.

The Basics
     Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.


   Sincerely,


   Timothy K. Armour
   President
   July 15, 1997

Q&A

An Interview with Jane Naeseth, Portfolio Manager of Stein Roe
Cash Reserves Fund

Fund Data

   Investment Objective:
   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

   Fund Inception:
   October 2, 1976

   Total Net Assets:
   $452.4 million

photo of: Jane Naeseth




Q: How did the Fund perform?

A: The Fund finished the fiscal year with a 4.92 percent total return, just ahead of the 4.91 percent median return for its money market fund peer group.
   As of June 30, 1997, the Fund's seven-day current yield was 4.96 percent. This was higher than the 4.70 percent yield of a year ago, and reflected the see-saw environment of interest rates over the last year. One year ago, the Federal Reserve had just shifted from an easing to a neutral mode, as its series of rate cuts designed to bring the economy to a soft landing appeared successful. Throughout this year, the mixed signals sent by the economy sent money market rates up and down, but in a fairly tight range. By late March 1997, however, economic signposts pointed to an economy that was growing too quickly, and the Federal Reserve tightened rates by one-quarter percentage point. Since then, however, economic growth appears to have slowed to a more sustainable rate and the Federal Reserve has stood firm on interest rates.

Q: What has been your investment strategy in this environment?

A: During times of economic uncertainty, we look for pockets of opportunity to potentially enhance the Fund's yield. While the Federal Reserve was in its easing-to-neutral mode, we added to our holdings of federal agency securities to lock in higher yields on longer-term securities. The middle two quarters of the fiscal year brought mixed economic signals. As a result, we increased our allocation of shorter-term commercial paper. This benefited the Fund because many investors expected a tightening move. When it finally came in the first quarter of 1997, the Fund's yield was able to ride up with higher market rate yields. As we approached fiscal year end, investors began to anticipate further rate hikes and we looked to add corporate "floaters" to the Fund at attractive spreads.

Q: Are these floaters a new theme for the Fund?

A: No, we just hadn't seen any attractive floaters in a long time. We like these variable-rate corporate notes because they have one-year maturities and their coupons adjust or "float" quarterly with market rates. Not only do they offer high current yield potential, they also offer additional yield potential because their coupons will float up to at least market rate yields should the Federal Reserve raise interest rates. We are very selective in the floaters we purchase. We look at them for more than their defensive characteristics in a rising-rate environment. We also look for an attractive current coupon so that even if the Federal Reserve goes into a neutral mode we are getting additional yield potential.

Q: Looking ahead, what are your plans for the Fund?

A: We plan to keep the Fund's average maturity shorter because there is still a slim chance that the Federal Reserve may raise interest rates at one of its next meetings. By maintaining a neutral maturity range, the Fund is positioned to respond accordingly to the outcome of those meetings or other significant economic events. As always, we'll look for opportunities to add longer maturity securities at attractive rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five- and 10-year periods ending June 30, 1997, were 4.91 percent, 4.11 percent and 5.50 percent, respectively.

Fund Highlights

                               Cash Reserves Fund
                            Securities Type Breakdown

                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1996        JUNE 30, 1997
Commercial Paper                                  75.2%               62.7%
Yankee Certificates of Deposit                     3.2                22.0
Corporate Notes                                   12.7                14.2
Federal Agencies                                   5.3                 1.1
Letter of Credit Commercial Paper                  3.6                 --
------------------------------------------------------------------------------
Total                                            100.0%              100.0%

Pie Chart:
                                    Maturity
                      As of June 30, 1996    As of June 30, 1997
360+ days             4.2%                   4.4%
90 - 359 days         5.3%                   6.0%
60 - 89 days          4.3%                   4.9%
30 - 59 days          8.6%                   4.4%
15 - 29 days          46.4%                  29.1%
5 - 14 days           18.0%                  33.3%
0 - 29 days           13.2%                  17.9%

Cash Reserves Fund
INVESTMENTS AS OF JUNE 30, 1997
(DOLLAR AMOUNTS IN THOUSANDS)

                                                               INTEREST    MATURITY      PRINCIPAL          MARKET
                                                            RATE RANGE*  DATE RANGE         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (62.3%)
CONSULTING SERVICES (3.8%)
CSC Enterprises ..........................................       5.604%     7/16/97        $17,000         $16,961

ELECTRONICS (6.2%)
**Casio Phonemate Inc.
   (L.O.C. BOT/Mitsubishi Bank Ltd.) .....................       5.676      7/09/97         23,000          22,971
**General Signal Corp. ...................................       5.612      7/07/97          5,000           4,995
                                                                                                           -------
                                                                                                            27,966
FINANCIAL SERVICES (41.8%)
   BANKING (4.8%)
   **Sumitomo Bank Capital Markets Inc.
      (gtd. by Sumitomo Bank Ltd.) .......................       5.776      7/15/97         22,000          21,951

   LENDING INSTITUTIONS (4.4%)
   Oak Funding Corp. .....................................       5.637      7/11/97         20,000          19,969

   MISCELLANEOUS FINANCIAL (32.6%)
   Associates Corp. of North America .....................       6.201      7/01/97         16,250          16,250
   **Banner Receivables Corp. ............................ 5.622-5.655 7/08-7/15/97         20,603          20,636
   Countrywide Home Loans
      (gtd. by Countrywide Credit
      Industries) ........................................       5.574      7/03/97         22,000          21,993
   **Falcon Asset Securitization Corp. ...................       5.605      7/02/97          7,247           7,246
   **International Securitization Corp. ..................       5.626      7/17/97         10,000           9,975
   Merrill Lynch International
      (gtd. by Merrill Lynch & Co.) ......................       5.596      7/07/97          4,000           3,996
   **Old Line Funding Corp. ..............................       5.617      7/08/97         10,734          10,722
   **Pooled Assets Receivable Capital ....................       5.593      7/16/97         19,834          19,788
   **Thames Asset Global
      Securitization .....................................       5.640      7/11/97          6,982           6,971
   **Tri-Lateral Capital USA Inc. ........................       5.655      7/15/97          7,000           6,985
   **Working Capital Management ..........................       5.756      7/15/97         23,000          22,949
                                                                                                           -------
                                                                                                           147,478
                                                                                                           -------
TOTAL FINANCIAL SERVICES.................................................................................. 189,398

HEALTH CARE (4.0%)
**Columbia HCA Healthcare Corp. ..........................       5.739      7/10/97         18,000          17,974

TELECOMMUNICATIONS (4.6%)
GTE Corp. ................................................       5.600      7/07/97         21,000          20,980

UTILITIES (1.8%)
New England Power Corp. ..................................       5.587      7/14/97          8,317           8,300
                                                                                                          --------
TOTAL COMMERCIAL PAPER
   (Amortized cost $281,579) ............................................................................. 281,579
------------------------------------------------------------------------------------------------------------------

Cash Reserves Fund CONTINUED
                                                               INTEREST    MATURITY      PRINCIPAL          MARKET
                                                            RATE RANGE*  DATE RANGE         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
VARIABLE RATE NOTES (14.1%)
FINANCIAL SERVICES
**American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.) ...................            5.842%     4/06/98       $ 22,000        $ 21,997
Korea Development Bank ..............................            5.843      6/16/98         22,000          22,000
Morgan Stanley Group Inc. ...........................            5.938     11/16/98         20,000          20,000
                                                                                                          --------
TOTAL VARIABLE RATE NOTES
   (Amortized cost $63,997) .........................                                                       63,997
                                                                                                          --------
U.S. GOVERNMENT OBLIGATION (1.1%)
Federal Home Loan Bank Callable Note
   (Amortized cost $5,000) ..........................            5.750      1/09/98          5,000           5,000
                                                                                                          --------
YANKEE CERTIFICATES OF DEPOSIT (21.9%)
FINANCIAL SERVICES
Canadian Imperial Bank ..............................            5.820      3/03/98         22,000          22,000
Dai-ichi Kangyo Bank ................................            5.840      8/05/97         20,000          20,001
Fuji Bank Ltd.-Chicago ..............................            5.790      7/18/97         22,000          22,000
Norinchukin Bank ....................................            5.750      7/02/97         20,000          20,000
Sanwa Bank ..........................................            5.675      7/01/97         15,000          15,000
                                                                                                          --------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Amortized cost $99,001) ............................................................................... 99,001
                                                                                                          --------
TOTAL INVESTMENTS (99.4%) ................................................................................ 449,577
OTHER ASSETS, LESS LIABILITIES (0.6%) ...................................................................... 2,781
                                                                                                          --------
TOTAL NET ASSETS (100.0%) ............................................................................... $452,358
                                                                                                          ========

*The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date. **Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $195,127, which represented 43.1 percent of net assets. None of these are deemed to be illiquid securities.

See accompanying notes to financial statements.

Balance Sheet

June 30, 1997
(All Amounts in Thousands Except Per-Share Amounts)
ASSETS
Investments, at value ..........................................        $449,577
Accrued interest receivable ....................................           1,615
Cash and other assets ..........................................           4,060
                                                                        --------
   Total Assets ................................................        $455,252
                                                                        ========
LIABILITIES
Payable for fund shares redeemed ...............................        $  1,757
Dividends payable ..............................................             615
Payable to investment adviser and transfer agent ...............             255
Other liabilities ..............................................             267
                                                                        --------
   Total Liabilities ...........................................           2,894
                                                                        --------
CAPITAL
Paid-in capital ................................................         452,222
Accumulated net realized gains on investments ..................             136
                                                                        --------
   Total Capital (Net Assets) ..................................         452,358
                                                                        --------
   Total Liabilities and Capital ...............................        $455,252
                                                                        ========
Shares Outstanding (Unlimited Number Authorized) ...............         452,275
                                                                        ========
Net Asset Value (Capital) Per Share ............................        $   1.00
                                                                        ========

See accompanying notes to financial statements.

Statement of Operations

For The Year Ended
June 30, 1997
(All Amounts in Thousands)
INVESTMENT INCOME
Interest Income ..................................................       $26,831
                                                                         -------
EXPENSES
Management fees ..................................................         1,208
Administrative fees ..............................................         1,208
Transfer agent fees ..............................................           723
Printing and postage .............................................           200
Accounting fees ..................................................            36
Custodian fees ...................................................            24
Legal and audit fees .............................................            24
Registration fees ................................................            49
Trustees' fees ...................................................            26
Other expenses ...................................................           218
                                                                         -------
   Total Expenses ................................................         3,716
                                                                         -------
   Net Investment Income .........................................        23,115
                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............       $23,115
                                                                         =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets

FOR THE YEARS ENDED JUNE 30, 1996 AND 1997
(ALL AMOUNTS IN THOUSANDS)
                                                                        1996           1997
OPERATIONS
Net investment income .........................................    $  24,237      $  23,115
                                                                   ---------      ---------
   Net Increase in Net Assets Resulting from Operations .......       24,237         23,115
                                                                   ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ..........................      (24,237)       (23,115)
                                                                   ---------      ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ..................................      711,619        846,211
Investment income dividends reinvested ........................       22,397         19,881
Redemptions of fund shares ....................................     (755,339)      (890,574)
                                                                   ---------      ---------
   Net Decrease from Share Transactions .......................      (21,323)       (24,482)
                                                                   ---------      ---------
   Net Decrease in Net Assets .................................      (21,323)       (24,482)
TOTAL NET ASSETS
Beginning of year .............................................      498,163        476,840
                                                                   ---------      ---------
End of year ...................................................    $ 476,840      $ 452,358
                                                                   =========      =========
ANALYSES OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares ..................................      711,619        846,211
Investment income dividends reinvested ........................       22,397         19,881
                                                                   ---------      ---------
                                                                     734,016        866,092
Redemptions of fund shares ....................................     (755,339)      (890,574)
                                                                   ---------      ---------

Net decrease in fund shares ...................................      (21,323)       (24,482)
Shares outstanding at beginning of year .......................      498,080        476,757
                                                                   ---------      ---------

Shares outstanding at end of year .............................      476,757        452,275
                                                                   =========      =========

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Cash Reserves Fund (the "Fund"), a series of the Stein Roe Income Trust (a Massachusetts business trust).

Investment Valuations
The Fund utilizes the amortized cost method to value its investments, which approximates market value. This technique involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes such distribu tions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Distributions to Shareholders
The Fund declares income dividends from net investment income daily and pays these dividends monthly.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   The Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions. The Fund requires issuers of repurchase agreements to transfer thesecurities underlying the agreements to the Fund's custodian at the time of payment for the repurchase agreement.
   All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition
Cash Reserves Fund invests in U.S. dollar-denominated money market instruments maturing in 13 months or less from the time of investment. Under normal market conditions, the Fund will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business institutions, and other financial services institutions). At June 30, 1997, 77.4 percent of the Fund's total assets were invested in the financial services industry. In addition, at June 30, 1997, 58.2 percent of the Fund's investments were in instruments of entities located in the United States and 32.0 percent were in instruments of Japanese entities. Country determination is based on either the location of the issuer or, in the case of those instruments that are guaranteed by another entity, the location of the guarantor.

   See the Fund's schedule of invest ments for additional information on portfolio composition.

Note 3. Trustees' Fees and Transactions with Affiliates
The Fund pays monthly management and administrative fees to Stein Roe & Farnham, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The manage ment fee is .25 of 1 percent of average daily net assets. The administrative fee is .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and .15 of 1 percent over $1 billion.
   The administrative agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.
   The transfer agent fees of the Fund are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned sub sidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.
   The Adviser also provides the Fund with fund accounting services.
   Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trust for the Fund for the year ended June 30, 1997.

   Note 4. Investment Transactions
Cost of investments of the Fund was the same for financial reporting purposes and federal income tax purposes.

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                  Six
                                                              Year                Months
                                                              Ended               Ended
                                                              Dec. 31,            June 30,           Years Ended June 30,
                                                              1987                1988             1989           1990
                                                              --------            --------         --------       --------
Net Asset Value, Beginning of Period                          $  1.000            $  1.000         $  1.000       $  1.000
                                                              --------            --------         --------       --------
         Net investment income                                   0.060               0.032            0.081          0.079
         Distributions from net investment income               (0.060)             (0.032)          (0.081)        (0.079)
                                                              --------            --------         --------       --------
Net Asset Value, End of Period                                $  1.000            $  1.000         $  1.000       $  1.000
                                                              ========            ========         ========       ========
Ratio of expenses to average net assets                          0.72%               0.70%*           0.75%          0.76%
Ratio of net investment income to average net assets             6.02%               6.36%*           8.13%          7.94%
Total return                                                     6.15%               6.43%*           8.41%          8.20%
Net assets, end of year                                       $962,901            $930,074         $948,018       $949,803

                                                                                    Years Ended June 30,
                                                              1991                1992             1993           1994
                                                              --------            --------         --------       --------
Net Asset Value, Beginning of Period                          $  1.000            $  1.000         $  1.000       $  1.000
                                                              --------            --------         --------       --------
         Net investment income                                   0.068               0.044            0.028          0.028
         Distributions from net investment income               (0.068)             (0.044)          (0.028)        (0.028)
                                                              --------            --------         --------       --------
Net Asset Value, End of Period                                $  1.000            $  1.000         $  1.000       $  1.000
                                                              ========            ========         ========       ========
Ratio of expenses to average net assets                          0.78%               0.78%            0.79%          0.79%
Ratio of net investment income to average net assets             6.81%               4.40%            2.81%          2.77%
Total return                                                     6.98%               4.49%            2.83%          2.81%
Net assets, end of year                                       $840,525            $711,087         $627,110       $554,713

                                                                          Years Ended June 30,
                                                              1995                1996             1997
                                                              --------            --------         --------
Net Asset Value, Beginning of Period                          $  1.000            $  1.000         $  1.000
                                                              --------            --------         --------
         Net investment income                                   0.048               0.050            0.048
         Distributions from net investment income               (0.048)             (0.050)          (0.048)
                                                              --------            --------         --------
Net Asset Value, End of Period                                $  1.000            $  1.000         $  1.000
                                                              ========            ========         ========
Ratio of expenses to average net assets                          0.76%               0.78%            0.77%
Ratio of net investment income to average net assets             4.83%               4.98%            4.80%
Total return                                                     4.96%               5.07%            4.92%
Net assets, end of year                                       $498,163            $476,840         $452,358

* Annualized

Report of Independent Auditors

To the Shareholders and Board of Trustees of Stein Roe Income Trust

Stein Roe Cash Reserves Fund

We have audited the accompanying balance sheet, including the schedule of investments, of Stein Roe Cash Reserves Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1987. These financial statements and financial highlights are the responsibility of the Fund's manage ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Cash Reserves Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1987, in conformity with generally accepted accounting principles.

Ernst & Young LLP


Chicago, Illinois
July 25, 1997

A Guide to Stein Roe Services

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option-- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/$100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o Money Market Fund Check Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year-end, Stein Roe provides a complete summary of all account activity for the year.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you infor-mation about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Stein Roe Income Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and
  Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
 Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
  and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

The Stein Roe Mutual Funds

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                                                    MMIIA 8/97